UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-2

SERVICESOURCE INTERNATIONAL, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ServiceSource International, Inc. Important Notice Regarding the Availability of Proxy Materials P.O. BOX 8016, CARY, NC 27512-9903 Stockholders Meeting to be held on May 12, 2022 For Stockholders of record as of March 18, 2022 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy materials, and to obtain directions to attend the meeting, go to: www.proxydocs.com/SREV To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet. For a convenient way to view proxy materials and VOTE go to www.proxydocs.com/SREV Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions. If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year's meeting, you must make this request on or before May 02, 2022. To order paper materials, use one of the following methods. When requesting via the Internet or telephone you will need the 12 digit control number located in the shaded box above. * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located above) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material. ServiceSource International, Inc. Meeting Type: Annual Meeting of Stockholders Date: Thursday, May 12, 2022 Time: 3:00 PM, Mountain Time Place: Annual Meeting to be held live via the internet - please visit www.proxydocs.com/SREV for more details You must register to attend the meeting online and/or participate at www.proxydocs.com/SREV SEE REVERSE FOR FULL AGENDA * E-MAIL paper@investorelections.com TELEPHONE (866) 648-8133 INTERNET www.investorelections.com/SREV

ServiceSource International, Inc. Annual Meeting of Stockholders MANAGEMENT RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2, 3 AND 4 PROPOSAL Election of Directors 1.01 Andrew M. Baker 1. 1.02 Jane Okun Bomba 1.03 John R. Ferron 1.04 John R. Harris 1.05 John A. Meyer 1.06 Gary B. Moore 1.07 Richard G. Walker 2. Vote to authorize the Company’s board of directors, in its discretion, to amend our Certificate ofIncorporation to effect a reverse stock split in a ratio of not less than one-for-five and not more than one-for-ten. Advisory vote on compensation of our named executive officers for the year ended December 31, 2021. 3. 4. Ratification of the selection of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2022.